UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2012 (May 30, 2012)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07, the Quality Distribution, Inc. 2012 Equity Incentive Plan (the “2012 Equity Incentive Plan”) was approved by the shareholders of Quality Distribution, Inc. (the “Company”) at the annual meeting of shareholders held on May 30, 2012. Forms of award agreements for stock option, restricted stock and restricted stock unit awards that have been approved by the Compensation Committee of the Company’s Board of Directors for use under the 2012 Equity Incentive Plan are attached hereto as Exhibit 10.2 through Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of the Company was held on May 30, 2012. Of the 26,974,990 shares of common stock outstanding on the April 13, 2012 record date, a total of 24,500,252 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at that meeting are as follows:

a.	To elect seven nominees to serve as directors to hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. Our shareholders voted to elect all seven nominees to serve as directors. Votes recorded, by nominee, were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Kevin E. Crowe	21,123,077	1,831,836	1,545,339
Gary R. Enzor	22,193,611	761,302	1,545,339
Richard B. Marchese	22,563,602	391,311	1,545,339
Thomas R. Miklich	22,572,352	382,561	1,545,339
M. Ali Rashid	20,723,365	2,231,548	1,545,339
Alan H. Schumacher	22,424,438	530,475	1,545,339
Thomas M. White	20,615,616	2,339,297	1,545,339

b.	To approve the 2012 Equity Incentive Plan. The Company’s shareholders voted to approve this proposal with 15,145,587 votes “For” and 7,804,876 votes “Against”. There were 4,450 abstentions and 1,545,339 broker non-votes.

c.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for 2012. The Company’s shareholders voted to approve this proposal with 24,455,281 votes “For” and 44,967 votes “Against”. There were 4 abstentions and no broker non-votes.

d.	For advisory approval of the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 22,694,740 votes “For” and 253,053 votes “Against”. There were 7,120 abstentions and 1,545,339 broker non-votes.

e.	To cast an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The Company’s shareholders voted for “one year” with 21,944,836 votes, for “two years” with 24,139 votes and for “three years” with 960,552 votes. There were 25,386 abstentions and 1,545,339 broker non-votes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Quality Distribution, Inc. 2012 Equity Incentive Plan

Exhibit 10.2	Form of Quality Distribution, Inc. 2012 Equity Incentive Plan Nonqualified Stock Option Award Agreement

Exhibit 10.3	Form of Quality Distribution, Inc. 2012 Equity Incentive Plan Restricted Stock Award Agreement

Exhibit 10.4	Form of Quality Distribution, Inc. 2012 Equity Incentive Plan Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: May 31, 2012	By:	/s/ Jonathan C. Gold
	Name:	Jonathan C. Gold
	Title:	Senior Vice President, General Counsel and Secretary